                                                                  Exhibit 10.14



                      INTERCARRIER   ROAMER   SERVICE   AGREEMENT
                      -------------------------------------------



         THIS AGREEMENT dated as of the 16th day of January, 1997, by and between AIRTOUCH Cellular, sometimes referred to as ATC, and PriCellular Corp., sometimes referred to as PriCellular, on behalf of those general and limited partnerships set forth in Appendix I, attached hereto and hereby incorporated herein. The partnerships listed in Appendix I as the ATC Licensees and Permittees" are herein referred to as the "ATC Parties," the partnerships listed in Appendix I as the "PriCellular Licensees and Permittees" are herein referred to as the "PriCellular Parties," or individually as a "ATC Party" or a "PriCellular Party," respectively; ATC, PriCellular, the ATC Parties and the PriCellular Parties are collectively referred to as the "Parties" and individually as a "Party."

                                     RECITAL
                                     -------

         WHEREAS, the Parties desire to make arrangements to facilitate the provision of cellular service to Roamers in accordance with the "General Terms and Conditions for Roaming," attached hereto as Appendix II, and "Operating Procedures," attached hereto as Appendix III (Appendix II and Appendix III are hereby incorporated herein and such Appendices and all attachments hereto are referred to herein as the "General Terms"), for as long as is practicable.

                                MUTUAL AGREEMENT
                                ----------------

         NOW, THEREFORE, in consideration of the mutual promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows

         1. Under the conditions set forth herein, to be bound by the General Terms attached hereto, as they may be properly amended from time to time.

         2. The Home Carrier shall be liable to the Serving Carrier in accordance with Paragraph 2.1 of Appendix II for all of the service and pass-through charges for all calls chargeable to the Home Carrier's customers (including the customers of its resellers) and invoiced by the Serving Carrier to the Home Carrier as specified in Appendix III. "Home Carrier" and "Serving Carrier" are defined in Appendix II.

         3. In the event that roaming becomes technically or administratively impracticable on any Party's system(s) or if an unacceptable level of unauthorized use occurs, either ATC or PriCellular may suspend this Agreement, pursuant to Paragraphs 4.2 and Section VI of Appendix II by written notice to the other and, in such event, the Home Carrier will notify its customers no later than the next bill of the suspension of service. In the event that such notice is required, the Home Carrier shall consult with the Serving Carrier regarding the content of such notice and incorporate all reasonable suggestions made by the Serving Carrier with respect to such notice. In addition, the Serving Carrier, when communicating with the customers of the Home Carrier, will use an explanation for the suspension of service mutually agreed upon by ATC and PriCellular. In the specific event that the impracticability of service is caused by the testing or commercial service of a carrier other than the Serving Carrier operating in the area served by the Serving Carrier and where the Serving Carrier is not, in any respect, responsible for the impracticability, the Home Carrier may include with its notice to its customers the following statement

                                     "NOTICE
                                      ------

         Previously you have been able to obtain service as a roamer in [Serving Carrier's Service Area Affected] on [Serving Carrier's] system. Presently, you may experience difficulty in using your service in [Serving Carrier's Service Area Affected]. This is because [interfering carrier] is now
[testing/operating] its cellular system in [Serving Carrier's Service Area Affected], and the difficulty is not the fault of [Serving Carrier]."

         4. The notices referred to in Paragraph 10.1 of Appendix II should be sent to

         A.     AIRTOUCH CELLULAR
                c/o Director Revenue Assurance
                P.O. Box 19707
                Irvine, CA 92713
         cc:    AIRTOUCH CELLULAR
                c/o LEGAL DEPARTMENT
                P.O. Box 19707
                Irvine, CA 92713

and

         B.     PriCellular Corp.
                Attn:  Tami Drew
                4010 Lake Washington Blvd. Suite 208
                Kirkland, WA 98033

Notices given pursuant to Articles VI and VII of Appendix II should be sent to

         A.     AIRTOUCH CELLULAR
                c/o Director Revenue Assurance
                P.O. Box 19707
                Irvine, CA 92713

         cc:    AIRTOUCH CELLULAR
                c/o LEGAL DEPARTMENT
                P.O. Box 19707
                Irvine,CA 92713
and

         B.     PriCellular Corp.
                45 Rockefeller ???
                New York, NY
                Attn: Steven Price

         5. ATC and PriCellular each hereby represent and Warrant that (a) they have been authorized by the ATC Parties and the PriCellular Parties, respectively, to enter into this Agreement on such Party's behalf and (b) each of the ATC Parties and each of the PriCellular Parties, respectively, is a Licensee or Permittee of the Domestic Public Cellular Radio Telecommunications System(s) and Station(s) shown on the attached Appendix I serving the area(s) referred to therein. ATC or PriCellular may from time to time hereafter seek to amend Appendix I of this Agreement to add and or delete a Licensee or Permittee of a Domestic Public Cellular Radio Telecommunication System(s) and Station(s) as a ATC Party or a PriCellular Party, respectively, to this Agreement, upon written notice to the other and with the consent of the other (which consent shall not be unreasonably withheld), in which event this Agreement shall become effective between such additional party or parties and all the existing Parties hereto, less any such deleted party or parties, as of the date set forth in an agreed upon amended Appendix I.

         6. This Intercarrier Roamer Service Agreement constitutes the entire agreement and supersedes all other prior agreements and undertakings, both oral and written, among the parties, or any of them, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

AIRTOUCH Cellular
                                                         ----------------

By: /s/ Linda Mang                                By
   -----------------------------                    ---------------------------
         Linda Mang

Title: Director Revenue Assurance                 Title:
       --------------------------                       -----------------------

                                                          Effective Date of
                                                              Appendix I is
                                                          February 27, 1997



                                  APPENDIX I TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                                AIRTOUCH CELLULAR

                                       AND

                                   PRICELLULAR




                          ATC   LICENSEES   AND   PERMITTEES



SYSTEM        STATION       SERVICE          CONSTRUCTION        LICENSE      PV        TALK/       BATCH/
COVERED       SID/BID       AREA             PERMIT GRANTED      GRANTED      TYPE      LISTEN      REALTIME
---------     ---------     -----------      --------------      -------      ----      ------      --------
AIRTOUCH      KNKA 315      Atlanta          2/27/84             1/31/87      XLI       BOTH        PRECALL
Cellular
Atlanta

AIRTOUCH      KNKA 709      Athens,GA                                         XLI       BOTH        PRECALL
Cellular
Atlanta

AIRTOUCH      KNKQ 304      Madison,GA                                        XLI       BOTH        PRECALL
Cellular
Atlanta

AIRTOUCH      KNKN 547      Rome,GA                                           XLI       BOTH        PRECALL
Cellular
Atlanta




*Operated as one system

                                     __________________ LICENSEES AND PERMITTEES


SYSTEM        STATION       SERVICE          CONSTRUCTION        LICENSE      PV        TALK/       BATCH/A
COVERED       SID/BID       AREA             PERMIT GRANTED      GRANTED      TYPE      LISTEN      REALTIME
---------     ---------     -----------      --------------      -------      ----      ------      --------


                                 APPENDIX II TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                                AIRTOUCH CELLULAR

                                       and

                                   PRICELLULAR



                    GENERAL TERMS AND CONDITIONS FOR ROAMING

                                   DEFINITIONS



         A. The "Agreement" means the Intercarrier Roamer Service Agreement, including all appendices attached thereto, to which these General Terms and Conditions for Roaming are attached.

         B. The phrase "cellular service" means domestic public cellular radio telecommunications service.

         C. "Home Carrier" means a Party who is providing cellular service to its registered customers in a geographic area where it holds a license or permit for a domestic public cellular radio telecommunication system and station.

         D. "Serving Carrier" means a Party who provides cellular service for registered customers of another Party while such customers are out of their Home Carrier's geographic area and in the geographic area where the Serving Carrier holds a license or permit for a domestic public cellular radio telecommunication system and station.

         E. "Roamer" means a customer who seeks cellular service in a geographic area outside of the area served by the Party with whom it is registered.

         F. "Authorized" means a Roamer using equipment with the NPA/NXX combination listed in accordance with Paragraph 3.2 of this Appendix II (except as specified in Paragraph 3.2 hereof for when the Serving Carrier has not received & negative notification in accordance with the provisions of
Article III hereof.

         G.     "CIBER" means Cellular Intercarrier Billing Exchange Roamer.

         H. "CIBER Record" means the publication prepared by CIBERNET Corporation, a wholly-owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the cellular service industry.

         I. "ESN" means the Electronic Serial Number that is burned" in the customer's cellular telephone set by the manufacturer.

         J. "MIN" means the "Mobile Identification Number" which is assigned by a Home Carrier to each of its registered customers.

         K. "NPA/NXX combinations" means the six-digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for cellular service.

         L. "Authorized Receipt Point" or "ARP" means the location or address of the party designated by the "Home

Carrier" as the delivery point for its CIBER records and authorized agent for performing CIBER Edits.

         M. "Clearinghouse" means that entity which provides for the exchange of CIBER records and performs industry accepted CIBER edits including edits to verify Industry Negative File information.

         N. The phrase "approved CIBERNET Negative File Guidelines" means the negative file guidelines appearing in the CIBER Record in effect from time to time.

         O. Unless specifically provided otherwise in the Agreement, all words and phrases defined in the CIBER Record shall have the meaning herein that they have therein.

         P. "Industry Negative File" means the negative file maintained by the authorized Clearinghouses in accordance with approved CIBERNET Negative File Guidelines.



                                   PROVISIONS

                             I. PROVISION OF SERVICE

         1.1 Each Party shall provide, to any Authorized Roamer who so requests, cellular service in accordance with its own tariffs and with the terms and conditions of this Agreement.

         1.2 Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend or terminate service to an Authorized Roamer in accordance with the terms of its own tariffs, but such suspension or termination shall not affect the rights and obligations of the Parties for service furnished hereunder prior to such termination or suspension.

         1.3 In connection with its service to Roamers, no Serving Carrier shall use recorded announcements or other inducements for an Authorized Roamer to discontinue the cellular service of its Home Carrier or, unless otherwise authorized herein, Roamer's use of a Serving Carrier's system.



                             II. DIVISION OF REVENUE

         2.1 Each Home Carrier, whose customers (including the customers of its resellers) receive cellular service from a Serving Carrier as Authorized Roamers under this Agreement, shall pay to the Serving Carrier who provided such cellular service one-hundred percent (100%) of the Serving Carrier's charges for cellular service and one hundred percent (100%) of pass-through charges (i.e., any toll or other charges owed by the Serving Carrier hereunder to any toll or other carrier in connection with providing such cellular services).



                          III. EXCHANGE OF INFORMATION

         3.1 Attachment A to this Appendix II is a list furnished by the respective Parties of the valid NPA/NXX combinations used by their respective customers. These combinations shall be accepted by the other Parties. Each NPA/NXX combination is and shall be within the entire line range (0000-9999), or a specified portion thereof, in accordance with Appendix III. Each Party shall be responsible for all billings otherwise properly made under this Agreement to any number listed by such Party within the range or ranges specified by it in Attachment
A. Additions, deletions, or changes to NPA/NXX combinations and line number range(s) for their respective customers shall be sent by each Party to the other Parties via ATC and PriCellular in the form of an amendment to Attachment A, with an effective date as defined in Appendix III.

         3.2 Each Party shall provide to each other Party, via ATC and PriCellular or their respective authorized representatives, a list of MINs from among those within the NPA/NXX combination(s) identified pursuant to Paragraph 3.1 hereof and of ESNs of the cellular telephones to which the other Parties are not authorized to provide cellular service pursuant to this Agreement, which shall be entered into the Industry Negative File. The approved CIBERNET Negative File Guidelines shall be the governing criteria for all Parties. Thereafter, from time to time, as agreed by ATC and PriCellular, each Party shall notify each other Party through ATC and PriCellular, or their respective authorized representatives, of all additions to, and deletions from, these lists for the customers of that particular Party. Such notifications shall be made during the normal business hours of ATC and PriCellular, via the Clearinghouse, by the means set forth in Appendix III and shall be in the form mutually agreed upon by ATC and PriCellular, and effective as defined in Appendix III.

         3.2.1 Each Party hereby agrees to indemnify each and all of the other Parties, together with their partners and any and all of their officers, directors, employees, agents and/or affiliates, against, and hold them harmless from, any and all claims, suits, demands, losses and expenses, including attorneys' fees and disbursements, which may result in any way whatsoever from the indemnified Party's denial of Roamer or local cellular service to any cellular telephone which has been listed (pursuant to the preceding Paragraph 3.2 hereof) by the indemnifying party as not being authorized to receive service.

         3.2.2 Each Party, due to system limitations, may purge or delete numbers of its customers from the lists as referred to in Paragraph 3.2 hereof, but in all such cases, such purging or deletion must be done in accordance with the approved CIBERNET Negative File Guidelines. If purging or deletion of numbers is done prior to the time frames established, or through procedures not otherwise set forth, in the approved CIBERNET Negative File Guidelines, the Party implementing the purge or deletion will assume financial liability for any charges incurred by those numbers. All purges or deletions made pursuant to this Paragraph 3.2.2 shall be given through ATC and PriCellular and shall be in the form mutually agreed upon by ATC and PriCellular and effective as of the time established by the approved CIBERNET Negative File Guidelines (unless otherwise modified by mutual agreement of ATC and PriCellular.

         3.3 To control fraudulent Roamer usage, each Party is required to use a positive validation/verification ("PV") system provided by a mutually agreed upon validation/verification service in all markets set forth in Appendix I. Each Party shall provide to the other Parties, via ATC and PriCellular a list of all markets and their PV status in the space provided in Appendix I. Appendix I shall be promptly updated as changes occur in the PV status of any market. The Parties shall cooperate in good faith on each of their respective behalf to control fraudulent Roamer usage. All ATC and PriCellular Parties agree to notify each other through ATC and PriCellular, respectively, should such fraudulent usage become apparent on any Party's system. If a Party to this Agreement has not implemented PV in each operational market to be included in this Agreement, then Attachment B, entitled "Fraud Liability", in a form satisfactory to ATC and PriCellular must be executed and delivered by such Party prior to execution of this Agreement. In addition, any new operational market that becomes operational after execution of this Agreement shall automatically become subject to the provisions of this Agreement, except where no PV has been implemented in such market, an agreement which is satisfactory to ATC and PriCellular shall be required to have been executed and delivered prior to the inclusion of such market under the provisions of this Agreement. The Parties agree that calls completed by a Serving Carrier, either (a) after a PV request has determined that a Roamer is not a valid customer of the Home Carrier or
(b) for any unauthorized ESN after entry to the Industry Negative File has become effective, shall be the sole responsibility of the Serving Carrier. PV requests will be made on all Roamer MIN/ESN combinations in accordance with Clearinghouse standard operating procedures as noted in Appendix III.

         3.4 Not later than the date of execution of this Agreement, the Parties shall furnish each other through ATC and PriCellular with a copy of their current or proposed tariffs. If any Party has filed for any changes in an existing tariff, copies or the proposed revised pages also shall be provided. Each Party shall also notify each other Party through ATC and PriCellular of any applicable change in its tariffs, with an effective date as specified in Appendix III, and shall include with such notice copies of the revised pages of such tariffs. If tariffs are not required to be filed by a certain jurisdiction, the Parties shall exchange through ATC and PriCellular the written terms and conditions of service to be used in lieu thereof and any amendments thereto.

         3.5 All information not of public record that is exchanged pursuant to this Agreement shall be treated as confidential. Parties obtaining such confidential information through this Agreement shall use it only as necessary to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law. Parties obtaining confidential information through this Agreement shall not disclose its contents except as necessary to its duly authorized agents to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law. The obligation to protect the confidentiality of information shall survive the termination of the agreement for a period of five years.


                                   IV. BILLING

         4.1 Each Home Carrier shall be responsible for billing to, and collecting from, its own customers all charges that are incurred by such customers as a result of service provided to them as Authorized Roamers by the Serving Carrier. The Home Carrier shall also be responsible for billing its customers for, and remitting to, the Federal Government all federal excise tax that may be due in connection with the service being billed by it to its customers. While the Serving Carrier will be responsible for the computation and remittance of all state and local taxes, each Home Carrier shall be liable to the Serving Carrier for all such state and local taxes remitted by the Serving Carrier, regardless of whether these amounts are paid to the Home Carrier by its customers.

         4.2 The Parties will cooperate and, as necessary, supplement this Agreement in order to minimize fraudulent or other unwarranted use of their systems. If any Party decides that, in its sole judgement, despite due diligence and cooperation pursuant to the preceding sentence, fraudulent or other unwarranted use has reached an unacceptable level of financial loss and is not readily remediable, such Party may suspend this Agreement pursuant to Section VI hereof.

         4.3 Each Serving Carrier who provides cellular service to an Authorized Roamer pursuant to this Agreement shall forward Roamer billing information, oh at least a weekly basis, in accordance with the procedures and standards set forth in the CIBER Record to the Home Carrier s Authorized Receipt Point. Except for Serving Carriers utilizing the CIBERNET Corporation Net Settlement Program, each Serving Carrier who provides cellular service to an Authorized Roamer pursuant to this Agreement shall send the Home Carrier a paper invoice within the time period specified in Appendix III. This invoice shall reflect all charges relating to service for which Authorized Roamer billing information was forwarded to the Home Carrier during the previous "Billing Period", as defined in Appendix III. The Serving Carrier will use the information provided by its Clearinghouse for invoice preparation and support. The Home Carrier shall be furnished with an invoice setting forth the same information required in Appendix III from non-Clearinghouse Serving Carriers. In either case, the Home Carrier will only pay for Authorized Roamer charges based on the settlement report provided by its Clearinghouse.

         4.4 Where the Authorized Roamer billing information required to be provided by the Serving Carrier in accordance with Paragraph 4.3 above is not in accordance with the CIBER Record, the Home Carrier may return the defective record to the Serving Carrier as provided in the CIBER Record. Returning the defective record will be in accordance with CIBER Record established procedures. The Serving Carrier may correct the defective record and return it to the Home Carrier for billing, provided that the time period from the date of the call to the receipt of the corrected record does not exceed the time period specified under "Message Date Edit" in Appendix III.

         4.5 No credit for insufficient data or defective records shall be permitted except as provided in Paragraph 4.4 above, unless mutually agreed upon by ATC and PriCellular. Any credit that is requested by the Home Carrier must be fully documented and submitted utilizing the format set forth in Attachment C.


                                  V. SETTLEMENT

         5.1 Each Party will settle its accounts with the other Parties on the basis of billing information received pursuant to Section IV hereof as of the "Close of Billing", as that phrase is defined in Appendix III. The Home Carrier shall remit to the Serving Carrier's designated account by wire transfer or check such amounts as are due to the Serving Carrier as of the Close of Billing. Carriers utilizing net settlement procedures set forth in the CIBER Record are not required to submit a paper invoice and will make payments in accordance with such net settlement procedures.

         5.2 Any payment which is received later than the date permitted in Appendix III shall be subject to a late charge equal to that set forth in Appendix III. The only exception to this requirement shall be late payments which are delayed in forwarding through circumstances which are beyond the control of the Home Carrier and are agreed to by the Serving Carrier, which agreement shall not be unreasonably withheld.


                   VI. TERMINATION AND SUSPENSION OF AGREEMENT

         6.1 This Agreement may be suspended or terminal-in accordance with the provisions hereof either (1) in part, but only as to a particular Domestic Public Cellular Radio Telecommunications System/Station or Systems/Stations of a Party or Parties, or (2) in whole.

         6.2 This Agreement may be terminated without cause by ATC or PriCellular and effective upon thirty (30) days' written notice to the other. In the event of a default under this Agreement or a change by state or federal licensing authorities banning or severely impairing the use of Roamer service by a ATC Party or a PriCellular Party, this Agreement may be terminated immediate upon written notice by PriCellular to ATC or ATC to PriCellular respectively.

         6.3 This Agreement may be suspended by ATC or PriCellular immediately upon written notice to the other under the terms specified in this Agreement. ATC and PriCellular shall work together to resolve as expeditiously as possible any difficulty that causes such suspension. At such time as the Party originally giving notice of suspension concludes that the problem causing the suspension has been resolved, that Party shall give to the other written notice to this effect. This Agreement shall resume in full effect five
(5) business days after ATC and PriCellular have mutually agreed that the problem has been resolved, unless either ATC or PriCellular thereafter gives written notice that in its reasonable view the problem necessitating the suspension has not been resolved. If the problem causing the suspension of this Agreement remains unresolved for thirty (30) days, this Agreement may be terminated by written notification by either ATC or PriCellular to the other.

         6.4 The termination or suspension of this Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of such termination or suspension.

                                  VII. DEFAULT

         7.1 A Party will be in default under this Agreement upon the occurrence of any of the following events

     (a) Breach of any term of this Agreement, if such breach shall continue for thirty days after receipt of written notice thereof;

     (b) Voluntary liquidation or dissolution;

     (c) A final order by the Federal Communications Commission ("FCC") revoking or denying renewal of the cellular service license or permit granted to such Party; or

     (d) Such Party (i) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, (ii) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, provided that within sixty (60) days after the filing of any such petition such Party fails to obtain a discharge thereof, or
     (iii) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into, an arrangement of similar nature, and provided that such filing, petition, or appointment is still continuing.


                          VIII. SUCCESSORS AND ASSIGNS

         8.1 None of the ATC or PriCellular Parties may sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder without the written consent of PriCellular or ATC, respectively, except that a Party may assign its rights and obligations hereunder to an assignee of its cellular service license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument approved by ATC in the case of a PriCellular Party, and PriCellular in the case of a ATC Party, all of the obligations of such Party hereunder and thereby becomes a party hereunder. No person other than a Party to this Agreement shall acquire any rights hereunder as a third-party beneficiary or otherwise by virtue of this Agreement.


              IX. NO PARTNERSHIP OR AGENCY RELATIONSHIP IS CREATED

         9.1 Nothing contained in this Agreement shall constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party, nor shall any Party hereby be constituted the agent of any other Party.

                    X. NOTICES AND AUTHORIZED REPRESENTATIVES

         10.1   Unless otherwise specified in this Agreement

     (a) All notices required under this Agreement shall be given in writing;
     and,

     (b) All notices shall be either personally delivered, dispatched by telegram, or dispatched by certified mail return receipt requested to the persons specified in this Agreement or to such other persons at such other addresses as either ATC or PriCellular may designate by written notice to the other.

         10.2 For the purposes of this Agreement, ATC shall be the authorized representative of the ATC Parties and PriCellular shall be the authorized representative of PriCellular Parties.


                                XI. MISCELLANEOUS

         11.1 The Parties agree to comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this Agreement is subject to such laws, regulations, rules and orders.

         11.2 The Parties agree to use their respective best, diligent, and good faith efforts to fulfill all of their obligations under this Agreement. The Parties recognize, however, that to effectuate all the purposes of this Agreement, it may be necessary either to enter into future agreements or to amend this Agreement, or both. In that event, the Parties agree to negotiate with each other in good faith.

         11.3 This Agreement constitutes the full and complete agreement of the Parties. Any prior agreements among the Parties with respect to this subject batter are hereby superseded. This Agreement may not be amended, except by the written consent of the Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by ATC in the case of a breach by PriCellular or a PriCellular Party, or by PriCellular in the case of breach by ATC or a ATC Party, and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of any provision of this Agreement or any obligation under this Agreement shall not be a waiver of such Party's right to demand strict compliance therewith in the future.

         11.4 The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

         11.5 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                               XII. CHOICE OF LAW

         12.1 This Agreement shall be construed in accordance with the laws of the state of the Serving Carrier.

                                                                 [ATTACHMENT A]

                                  CIBER RECORD

                             METHODS AND PROCEDURES



         The following information is furnished pursuant to Paragraph 3.1 of Appendix II to the Intercarrier Roamer Service Agreement between ATC and PriCellular.

AIRTOUCH Cellular



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





By /s/ Linda Mang
  -----------------------
         Linda Mang


Title Director Revenue Assurance
      ---------------------------

Issue Date    2/27/97
           --------------

(The effective date shall be
that defined in Appendix III
of the above-referenced Inter-
carrier Roamer Service Agreement)


                                  CIBER RECORD

                             METHODS AND PROCEDURES



         The following information is furnished pursuant to Paragraph 3.1 of Appendix II to the Intercarrier Roamer Service Agreement between ATC and
PriCellular.

AIRTOUCH Cellular


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--------------------------------------------------------------------------------





SEE ATTACHED TECHNICAL DATA SHEET











AIRTOUCH Cellular



By
  -----------------------



Title
      ---------------------------

Issue Date
           --------------

(The effective date shall be
that defined in Appendix III
of the above-referenced Inter-
carrier Roamer Service Agreement)

                                                                 [ATTACHMENT B]


                                 FRAUD LIABILITY

         As of the effective date of this Agreement, a positive validation/verification system ("PV") has been Implemented in each operational market of each of the Parties to this Agreement.

         Therefore, the Parties to this Agreement have not included a form of "Fraud Liability" agreement as Attachment B (see Paragraph 3.3 of Appendix II to the Agreement).

         In the event that any new market becomes operatIonal after the effective date of this Agreement and such market does not have a PV ("non-PV Market"), the non-PV Market shall not be included under the provisions of this Agreement until the Parties to this Agreement have agreed to the form of a "Fraud Liability" agreement and such Fraud Liability agreement has been duly executed and delivered to the other Party by the Party proposing to include the non-PV Market under the provisions of this Agreement.

                                                                 [ATTACHMENT C]


                                 CREDIT REQUEST


Home Carrier___________________________________________________________________

Serving Carrier________________________________________________________________

Date of Invoice________________________________________________________________

Date of Rated Usage Record Data________________________________________________

Batch # and Date_______________________________________________________

Number of Records______________________________________________________________

Amount of Invoice Not Justified $______________________________________________
(Airtime & Toll Charges, Other Charges & Taxes)

          _________Payment Withheld        ______Charge Back

Reasons for Withholding Payment or Charge Back

_____ 1.       Invoice is inconsistent with the Rated Usage Record
               Data with respect to

      ________ a.  Taxes;
      ________ b.  Other pass-through charges;
      ________ c.  Cellular service charges;
      ________ d.  Percentage of cellular service;
      ________ e.  Other (see attached reports)

_____ 2. Rated Usage Record Data is incomplete for the charges on the attached sheet

_____ 3. NPA/NXX combination is not on the list authorized by the Home Carrier

                  Mobile ID Number_____________________________________________
                  Electronic Serial Number_____________________________________

_____ 4. Charges for Roamer usage specified on the attached sheet that are not authorized by the Home Carrier;

_____ 5. Batch totals and detail charges do not balance or batch is out of sequence.

_____ 6.       CIBER rejects
_____ 7.       Other (specify below)
                                                            Home Carrier

Date ____________________                            By________________________
                                            Title______________________________

                                                              Effective Date of
                                                                   Appendix III
                                                          is February 27, 1997.



                                 APPENDIX III TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                                AIRTOUCH CELLULAR

                                       and

                                   PRICELLULAR



                              OPERATING PROCEDURES

         1. AMENDMENT OF OPERATING PROCEDURES. This Appendix III will be in effect until new Operating Procedures are published by the CIBERNET Corporation ("CIBERNET"), 1133 21st Street, N.W. Third Floor Washington, D.C. 20036, for Roamer agreements used domestically by the Cellular Telecommunications Industry Association. At such time as new Operating Procedures ("New Operating Procedures") are published by CIBERNET, they will become effective as to the Parties on the date proposed by CIBERNET ("Effective Date") provided (a) such date is at least thirty (30) days following receipt by ATC and PriCellular of the New Operating Procedures and
(b) neither ATC nor PriCellular has
given to the other written notice of termination or suspension of this Agreement based upon its objections to the New Operating Procedures at least five (5) business days before the Effective Date. The Parties agree to be individually responsible for obtaining all officially published revisions to the Operating Procedures and agree that CIBERNET is not liable for information or actions that occur as a result of following such New Operating Procedures.

         2.     CLOSE OF BILLING. "Close of Billing" shall be the fifteenth
(15th) day of each calendar month or the next preceding business day if the fifteenth (15th) is not a business day.

         3. INVOICING. Invoicing must occur within fifteen (15) days after the Close of Billing.

         4. BILLING PERIOD. The "Billing Period" is the period running from the day after the Close of Billing through the Close of Billing day in the subsequent month (normally the sixteenth (16th) through the fifteenth
(15th) unless the fifteenth (15th) falls on a non-business day).

         5. PAYMENT. Payment in the form of a check or wire transfer must be received by the payee within thirty (30) days ("Payment Due Date") following the date of the invoice. Payments received later than the Payment Due Date shall be subject to a late charge of either one and a half percent (1.5%) of the outstanding balance for each thirty (30) day period (or portion thereof) that such payments are late or the highest percentage of the outstanding balance permitted by law, whichever is lower.

         6. MINIMUM LINE RANGE. The "Minimum Line Range" within an NPA/NXX is 1,000 line numbers.

         7. NPA/NXX NOTIFICATION. The minimum time required before changes, additions or deletions of NPA/NXX's are effective shall be fifteen
(15) days' from the date of receipt of notification of such changes, additions or deletions by ATC for PriCellular Parties, or by PriCellular for ATC Parties.

         8. TARIFF CHANGES. Notice of any applicable changes to tariff must be received by ATC for tariff changes for PriCellular any Party, or by PriCellular for tariff changes for any ATC Party, at least fifteen (15) days prior to the proposed effective date or at least the number of days specified by state or local governmental regulations prior to the proposed effective date, whichever period is longer.

         9. BILLING INVOICE SUMMARY. The minimum information needed for an invoice issued with non-clearinghouse documentation must include the following

         -        Billing Period (To/From Dates)
         -        Batch Sequence Number
         -        Batch Date
         - Serving and Home SID's (the five-digit numeric corresponding to the FCC designation of the Carrier)
         -        Total Airtime Charges
         -        Total Intra-State Toll

         -        Total Inter-State Toll
         -        Other Charges and Credits
         -        Total Taxes
         -        Total Charges


         10. MESSAGE DATE EDIT. Message records shall be considered to have failed the CIBER Record Edit if the message is more than thirty (30) days old when it is received at the Home Carrier's Authorized Receipt Point ("ARP"). Message records which are rejected from the Home Carrier's ARP and returned to the Serving Carrier shall be considered to have failed the CIBER Record Edit if the message is more than sixty (60) days old. Determination of the age of a message record is from the date of the call.

         11. EFFECTIVE DATE FOR UNAUTHORIZED ROAMER LIABILITY. Effective with messages dated January 15,1992 and earlier, liability for unauthorized roamers shall be established at 12:01 A.M. Eastern Time of the calendar day immediately following receipt by ATC and PriCellular, or their respective authorized representatives, of notification or update of the attachments and lists referred to in Paragraphs 3.1 and 3.2 of Appendix II.

         Effective with messages dated January 16, 1992 through July 15, 1992, liability for unauthorized roamer shall be established one hour after posting of negative file update by the SERVING carrier's valid provider of clearing and/or positive roamer validation/verification services (clearinghouse). It is essential to populate the Time Zone Indicator and Daylight Savings Indicator fields with appropriate values. Utilization of existing clearinghouse negative file update timestamps shall apply.

         Effective with messages dated July 16, 1992 and later, liability for unauthorized roamers shall be established one hour after posting of negative file update by the HOME carrier's clearinghouse.

         In all cases, liability for restoral of existing negative file entries shall be immediate. Notification or updating of the attachments and lists shall be made by (a) courier delivery of a written notice, or (b) facsimile transmission of a written notice during normal business hours of the Party being notified, or (c) by entry (through manual or automated means) into the Industry Negative File of a clearinghouse.